UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 31, 2005

Warp Technology Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-33197	88-0467845
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Railroad Avenue, Greenwich, Connecticut		06830
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	203 422 2950

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Agreement to Issue Shares of Common Stock.

The registrant, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") has agreed to issue shares of Common Stock in exchange foe the rescission of certain warrants as described in Item 1.02 of this Current Report. The Company agreed to issue an aggregate of 664,577 shares of Common Stock to certain Senior Noteholders (as defined in Item 1.02) and an aggregate of 1,100,000 shares to certain Subordinated Noteholders (as defined in Item 1.02). A copy of the agreement setting forth these terms is filed herewith as Exhibit 10.114 and is incorporated herein by reference. The description contained herein is qualified in its entirety by reference to the agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Recission of Warrants under Senior Note and Warrant Purchase Agreement and Subordinated Note and Warrant Purchase Agreement.

The registrant, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") has rescinded certain warrants (the "Senior Lender Warrants") previously issued pursuant to that certain Senior Note and Warrant Purchase Agreement (the "Senior Note Agreement"), as of January 31, 2005, by and among the Company and the Purchasers (the "Senior Noteholders") identified therein and certain warrants (the "Subordinated Lender Warrants") issued pursuant to that certain Subordinated Note and Warrant Purchase Agreement (the "Subordinated Note Agreement"), as of January 31, 2005, by and among the Company and the Purchasers (the "Subordinated Noteholders") identified therein.

As originally issued, the Senior Lender Warrants were for an aggregate of 2,670,000 shares of Common Stock. Senior Lender Warrants to acquire 1,208,321 shares of Common Stock were rescinded.

As originally issued, the Subordinated Lender Warrants were for an aggregate of 2,500,000 shares of Common Stock. Subordinated Lender Warrants to acquire 2,000,000 shares of Common Stock were rescinded.

Item 3.02 Unregistered Sales of Equity Securities.

The registrant, Warp Technology Holdings, Inc. operating under the name Halo Technology Holdings ("Halo" or the "Company") has agreed to issue shares of Common Stock in exchange foe the rescission of certain warrants as described in Item 1.02 of this Current Report. The Company agreed to issue an aggregate of 664,577 shares of Common Stock to certain Senior Noteholders (as defined in Item 1.02) and an aggregate of 1,100,000 shares to certain Subordinated Noteholders (as defined in Item 1.02). A copy of the agreement setting forth these terms is filed herewith as Exhibit 10.114 and is incorporated herein by reference. The description contained herein is qualified in its entirety by reference to the agreement. All of these sales of securities were made in reliance upon the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), set forth in Sections 4(2) thereof and the rules and regulations under the Securities Act, including Regulation D, as transactions by an issuer not involving any public offering and/or sales to a limited number of purchasers who were acquiring such securities for their own account for investment purposes and not with a view to the resale or distribution thereof.

Item 9.01 Financial Statements and Exhibits.

9.01 (d) Exhibits.

10.114 Form of Agreement Regarding Warrants

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warp Technology Holdings, Inc.

January 6, 2006	By:	Ernest Mysogland

Name: Ernest Mysogland
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

10.114	Form of Agreement Regarding Warrants